Baird Small/Mid Cap Value Fund
Schedule of Investments, September 30, 2020 (Unaudited)
			% of
	Shares	Value	Net Assets
Common Stocks

Air Freight & Logistics
Air Transport Services Group, Inc. (1)	23,534	$589,761	2.9%
Chemicals
Avient Corp.	18,770	496,654	2.4%
Commercial Services & Supplies
ACCO Brands Corp.	67,381	390,810	1.9%
Communications Equipment
Ciena Corp. (1)	6,954	276,004	1.4%
F5 Networks, Inc. (1)	3,359	412,385	2.0%
		688,389	3.4%
Construction & Engineering
Construction Partners, Inc. (1)	22,098	402,184	2.0%
Electrical Equipment
nVent Electric PLC (2)	16,666	294,822	1.4%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	8,181	520,639	2.6%
EastGroup Properties, Inc.	2,571	332,507	1.6%
Gaming and Leisure Properties, Inc.	7,934	293,003	1.4%
Healthpeak Properties, Inc.	14,242	386,670	1.9%
		1,532,819	7.5%
Food & Staples Retailing
Haymaker Acquisition Corp. II (1)	81,987	819,870	4.0%
Food Products
Nomad Foods Ltd. (1)(2)	20,144	513,269	2.5%
Simply Good Foods Co. (1)	18,513	408,212	2.0%
		921,481	4.5%
Gas Utilities
Atmos Energy Corp.	6,355	607,474	3.0%
Southwest Gas Holdings, Inc.	8,215	518,367	2.5%
		1,125,841	5.5%
Health Care Equipment & Supplies
Hill-Rom Holdings, Inc.	3,679	307,233	1.5%
ICU Medical, Inc. (1)	2,251	411,393	2.0%
		718,626	3.5%
Health Care Providers & Services
DaVita, Inc. (1)	6,060	519,039	2.5%
Laboratory Corp. of America Holdings (1)	3,737	703,565	3.5%
		1,222,604	6.0%
Independent Power and Renewable Electricity Producers
Atlantica Yield PLC (2)	24,481	700,401	3.4%
Insurance
American Financial Group, Inc.	7,272	487,079	2.4%
Fidelity National Financial, Inc.	16,023	501,680	2.5%
Old Republic International Corp.	33,735	497,254	2.4%
		1,486,013	7.3%
IT Services
CACI International, Inc. (1)	1,817	387,312	1.9%
Leidos Holdings, Inc.	4,181	372,736	1.8%
Perspecta, Inc.	17,930	348,739	1.7%
Science Applications International Corp.	6,519	511,219	2.5%
		1,620,006	7.9%
Machinery
Shyft Group, Inc.	21,269	401,559	2.0%
Mortgage Real Estate Investment Trusts (REITs)
Blackstone Mortgage Trust, Inc.	26,566	583,655	2.9%
Multi-Utilities
Algonquin Power & Utilities Corp. (2)	22,278	323,922	1.6%
Personal Products
BellRing Brands, Inc. (1)	21,572	447,403	2.2%
Professional Services
FTI Consulting, Inc. (1)	2,604	275,946	1.4%
Semiconductors & Semiconductor Equipment
Silicon Motion Technology Corp. - ADR (2)	10,520	397,446	2.0%
Software
Cerence, Inc. (1)	3,976	194,307	1.0%
j2 Global, Inc. (1)	7,373	510,359	2.5%
		704,666	3.5%
Specialty Retail
Tractor Supply Co.	2,895	414,969	2.0%
Urban Outfitters, Inc. (1)	24,684	513,674	2.5%
		928,643	4.5%
Thrifts & Mortgage Finance
Axos Financial, Inc. (1)	21,615	503,846	2.5%
Essent Group Ltd. (2)	13,500	499,635	2.5%
Merchants Bancorp	20,706	408,115	2.0%
NMI Holdings, Inc. (1)	15,075	268,335	1.3%
		1,679,931	8.3%
Wireless Telecommunication Services
Boingo Wireless, Inc. (1)	63,532	647,709	3.2%
Total Common Stocks		19,401,161	95.2%
(Cost $19,443,225)

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 0.07% (3)	1,246,371	1,246,371	6.1%
Total Short-Term Investment		1,246,371	6.1%
(Cost $1,246,371)
Total Investments		20,647,532	101.3%
(Cost $20,689,596)
Liabilities in Excess of Other Assets		(273,658)	(1.3)%
TOTAL NET ASSETS		$20,373,874	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.
ADR	- American Depository Receipt
Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Baird Small/Mid Cap Value Fund
Schedule of Investments, September 30, 2020 (Unaudited)
Summary of Fair Value Exposure at September 30, 2020 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 - Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$19,401,161	$–	$–	$19,401,161
Total Equity	19,401,161	–	–	19,401,161
Short-Term Investment
Money Market Mutual Fund	1,246,371	–	–	1,246,371
Total Short-Term Investment	1,246,371	–	–	1,246,371
Total Investments*	$20,647,532	$–	$–	$20,647,532

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.